UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________________
FORM 8-K
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2021

 ____________________________________________________________________
OASIS PETROLEUM INC.
(Exact name of registrant as specified in its charter)

____________________________________________________________________

Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500
Not Applicable.
(Former name or former address, if changed since last report)
____________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.
On February 19, 2021, Oasis Petroleum Inc., as parent (the “Parent”), Oasis Petroleum North America LLC, as borrower (the “Borrower”) and Oasis Petroleum LLC, as OP LLC (“OP LLC”), entered into that certain First Amendment to Credit Agreement (the “Amendment”) with Wells Fargo Bank, N.A., as administrative agent (the “Agent”) and the lenders party thereto, which amends the Credit Agreement (the “Credit Agreement), dated as of November 19, 2020 among the Borrower, the guarantors party thereto, the Agent and the lenders party thereto.
The Amendment amends the existing restricted payments negative covenant in the Credit Agreement to provide additional restricted payment capacity under the Credit Agreement for the Parent, OP LLC and the Borrower (collectively, the “Parties”) until October 1, 2021. Use by the Parties of the additional restricted payment capacity is subject to certain restrictions, including, but not limited to, (i) compliance with the total net debt to EBITDAX ratio and (ii) pro forma available lender commitments under the Credit Agreement being no less than 25% of the total lender commitments then in effect. The additional restricted payment capacity permits restricted payments in an aggregate amount not to exceed $25,000,000, of which, no more than $10,000,000 of the added capacity may be used during any single fiscal quarter.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 2.02 Results of Operations and Financial Condition.
On February 24, 2021, Oasis Petroleum Inc. (the “Company”) announced select financial and operational results for the quarter and year ended December 31, 2020 and provided its 2021 outlook. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1*	First Amendment to Credit Agreement, dated as of February 19, 2021, among Oasis Petroleum Inc., as parent, Oasis Petroleum North America LLC, as borrower, Oasis Petroleum LLC, as OP LLC, the lenders party thereto and Wells Fargo Bank, N.A., as administrative agent.

23.1	Consent of DeGolyer and MacNaughton.

99.1	News Release, dated February 24, 2021, titled “Oasis Petroleum Inc. Announces Financial and Operational Update and 2021 Outlook and Declares First Dividend.”

99.2	Report of DeGolyer and MacNaughton.

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
THE INFORMATION CONTAINED IN ITEM 2.02 OF THIS CURRENT REPORT, INCLUDING EXHIBIT 99.1 ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC. (Registrant)

Date: February 24, 2021	By:	/s/ Nickolas J. Lorentzatos
Nickolas J. Lorentzatos
Executive Vice President, General Counsel and Corporate Secretary

2